Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation in this Registration Statement on Form 8-K/A of our report dated July 1, 2014, relating to the financial statements of Energie, LLC, as of December 31, 2012 and 2013 and to all references to our firm included in this Registration Statement.

Certified Public Accountants

Denver, Colorado

August 11, 2014